EXHIBIT 10.1

INTELLECTUAL PROPERTY PURCHASE AGREEMENT

by and between

AEROGROW INTERNATIONAL, INC.

and

OMS INVESTMENTS, INC.

dated as of

April 22, 2013

INTELLECTUAL PROPERTY PURCHASE AGREEMENT

THIS INTELLECTUAL PROPERTY PURCHASE AGREEMENT (“Agreement”) is made as of April 22, 2013 by and between AeroGrow International, Inc., a Nevada corporation having offices at 6075 Longbow Dr. Suite 200, Boulder, Colorado 80301 (the “Company”), and OMS Investments, Inc., a Delaware corporation having offices at 10250 Constellation Blvd., Suite 2800, Los Angeles, California 90067 (the “Purchaser”).

RECITALS:

A.           The Company owns certain worldwide rights in and to the IP Assets (as defined below); and

B.           The Purchaser wishes to purchase the Company’s entire right, title and interest in and to the IP Assets, and the Company is willing to sell its entire right, title and interest in and to the IP Assets in exchange for consideration as described below;

C.           Concurrently with the execution of this Agreement, Purchaser and Company will execute a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which the Purchaser will acquire convertible preferred stock and warrants from the Company; and

D.           The Purchaser and the Company will execute certain other Transaction Agreements as set forth in the Securities Purchase Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE 1.

PURCHASE AND SALE OF IP ASSETS

Section 1.1                      Purchase and Sale of IP Assets.  On and subject to the terms and conditions of this Agreement, at the Closing, Company shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase and acquire from Company, free and clear of all Encumbrances, all of Company’s right, title and interest, as of the Closing, in and to the IP Assets, including without limitation the right to sue and recover damages for past, present and future infringement.

Section 1.2                      Excluded Liabilities.  Purchaser will not assume any liability or obligation of Company in connection with Purchaser’s purchase of the IP Assets pursuant to this Agreement.

Section 1.3                      Purchase Price.  In consideration for the sale by Company of the IP Assets to Purchaser, at the Closing, Purchaser shall pay to Company cash in the amount of Five Hundred Thousand U.S. Dollars (US $500,000.00) (the “Purchase Price”), by wire transfer of immediately available funds to the account or accounts designated in writing by Company at least two business days prior to the Closing Date.

Section 1.4                      Closing Transactions.

(a)           The purchase and sale of the IP Assets shall take place remotely via the exchange of documents and signatures, on April 24, 2013, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

(b)           At the Closing, Company shall deliver to Purchaser:

(i)           an Intellectual Property assignment in the form of Appendix A dated as of the date of Closing and duly executed by Company, assigning all of Company’s right, title and interest in and to the IP Assets to Purchaser (the “Intellectual Property Assignment”);

(ii)           all such other instruments of assignment and transfer as are reasonably required to effect the transfer to Purchaser of all of Company’s right, title and interest in and to the IP Assets in accordance with this Agreement, in form and substance reasonably satisfactory to Purchaser; and

(iii)           the compliance certificate identified in Section 4.3.

(c)           At the Closing, Purchaser shall deliver to Company the Purchase Price specified in Section 1.3 above.

Section 1.5                      Defined Terms Used in this Agreement.  Capitalized terms in this Agreement shall have the meanings ascribed to them in the body of this Agreement or as set forth below in this Section 1.5.  Capitalized terms not defined in this Agreement shall have the meanings set forth in the Securities Purchase Agreement.

(a) “Company Intellectual Property” means all Intellectual Property owned by Company or used by Company that is associated with the Company’s products, including without limitation, the IP Assets listed in Appendix A, Schedule 1 and the Excluded Trademarks listed in Appendix B.

(b) “Copyrights” means all published and unpublished works of authorship and copyrights therein, and copyright registrations and applications for registration thereof and all renewals, extensions, restorations and reversions thereof.

(c) “Encumbrance” means any charge, claim, community property interest, condition, easement, covenant, warrant, demand, encumbrance, equitable interest, lien, license, mortgage, option, purchase right, pledge, security interest, right of first refusal or other right of third parties or restriction of any kind, including any restriction on use, transfer, receipt of income or exercise of any other attribute of ownership.

(d) “Excluded Trademarks” means Company’s AeroGrow and AeroGarden Trademarks listed in Appendix B.

(e) “Intellectual Property” means all intellectual property rights of any kind, worldwide, including rights in, to and concerning (a) Patents; (b) Trademarks; (c) Copyrights; and (d) Technical Information.

(f) “IP Assets” means the Company Intellectual Property owned solely or jointly by Company, except for the Excluded Trademarks.

(g) “Patents” means all patents throughout the world (including utility patents, design patents, patents of importation, improvement patents, patents and certificates of addition, and utility models, as well as divisions, reissues, reexaminations, continuations, continuations-in-part, renewals and extensions of any of the foregoing) and applications therefore, and patents which may be issued on such applications.

(h) “Trademark” means a trademark, service mark, trade dress, logo, trade name, corporate name, domain name and/or other source identifier, all goodwill associated with any of the foregoing, and registrations and applications for registration thereof, including all extensions, modifications and renewals of the foregoing.

(i) “Technical Information” means know-how, trade secrets, confidential and proprietary information, ideas, inventions, discoveries, formulae, compositions, manufacturing and production processes and techniques, research and development information, reports, drawings, specifications, designs, plans, improvements, proposals, information and analytic methodology used in the development, testing, analysis, design, manufacturing and packaging of products and services, technology, software, computer programs, documentation, databases, data, mask works, financial, business and marketing plans, cost and pricing information, supplier lists and related information, sales data and plans, customer lists, customer accounts, and related information, recorded in any form.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Purchaser that, except as set forth on the Disclosure Schedule attached as Appendix C to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the Closing, except as otherwise indicated.  The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Article 2, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Article 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

For purposes of these representations and warranties (other than those in Section 2.2), the term “the Company” shall include any subsidiaries of the Company, unless otherwise noted herein.

Section 2.1. Organization, Good Standing, Corporate Power and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

Section 2.2. Authorization.  All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, and to assign and deliver the IP Assets at the Closing, has been taken or will be taken prior to the Closing.  All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the assignment and delivery of the IP Assets has been taken or will be taken prior to the Closing.  This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Section 2.3. Intellectual Property.

(a) The Company owns the entire right, title and interest in and to the Company Intellectual Property.  There are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Patents, Trademarks, Copyrights, Technical Information, licenses, information, proprietary rights and processes of any other Person.  The Company Intellectual Property does not include any Intellectual Property owned by a third party and licensed to Company.

(b) To the Company’s knowledge, it will not be necessary to use any inventions of any of its employees or consultants (or Persons it currently intends to hire) made prior to their employment by the Company.  Each employee and consultant has assigned to the Company, pursuant to written agreements, all Intellectual Property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted.

(c) Appendix A, Schedule 1 contain a complete list of all Company Intellectual Property other than the Excluded Trademarks.  Except as set forth in Appendix A, Schedule 1 and the Excluded Trademarks, the Company owns no Patents, Copyrights, or Trademarks that have been registered with the U.S. Patent and Trademark Office, the U.S. Copyright Office, or counterpart offices worldwide, and the Company has made no applications for any Patent, Trademark, or Copyright worldwide.

(d) No claim or action by any third party contesting the validity, enforceability, or ownership of any Company Intellectual Property has been asserted against the Company nor, to the knowledge of the Company, is threatened.  To the knowledge of Company, there is no reasonable basis for any such claim.  All of the filed, registered and/or issued items of Company Intellectual Property are being actively prosecuted and have not been abandoned or allowed to lapse.

(e) To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company, or any activities of the Company, infringes or misappropriates, or will infringe or misappropriate Intellectual Property rights of any third party.  The Company has not received any notices of, nor to the Company’s knowledge is there any reasonable basis for, an allegation of any infringement or misappropriation, by any third party with respect to the business, products, or services of Company, nor has Company received any claims of infringement or misappropriation of any Intellectual Property of any third party.

(f) To the knowledge of the Company, no other person is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any of the Company Intellectual Property, nor is there any action that is pending or threatened by Company with respect thereto.

(g) Company has not granted any licenses with respect to any Company Intellectual Property to any third party.

(h) No licenses to third party Intellectual Property are required for Company to use the Company Intellectual Property.

(i) The Company has not embedded any open source, copyleft or community source code in any of its products generally available or in development, including but not limited to any libraries or code licensed under any General Public License, Lesser General Public License or similar license arrangement.

Section 2.4. Changes.  Since December 31, 2012, there has not been any sale, assignment or transfer of any Company Intellectual Property that could reasonably be expected to result in a Material Adverse Effect.

Section 2.5. Employee Agreements.  Each current and, to the Knowledge of the Company (as defined in the Securities Purchase Agreement), former employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information, and that includes a present assignment to the Company of Intellectual Property created in the scope of employment, substantially in the form or forms delivered to the counsel for the Purchaser (the “Confidential Information Agreements”).  No current or, to the Knowledge of the Company, former Key Employee has excluded works or inventions from his or her assignment of inventions pursuant to such Key Employee’s Confidential Information Agreement.  Each current Key Employee has executed a non-competition and non-solicitation agreement substantially in the form or forms delivered to counsel for the Purchaser.  The Company is not aware that any of its Key Employees is in violation of any agreement covered by this Section 2.5.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Company that:

Section 3.1. Authorization.  The Purchaser has full power and authority to enter into this Agreement.  This Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

ARTICLE 4.

CONDITIONS TO THE PURCHASER’S OBLIGATIONS AT CLOSING.

The obligations of the Purchaser to purchase the IP Assets at the Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

Section 4.1. Representations and Warranties.  The representations and warranties of the Company contained in Article 2 shall be true and correct in all respects as of such Closing.

Section 4.2. Performance.  The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

Section 4.3. Compliance Certificate.  The President of the Company shall deliver to the Purchaser at the Closing a certificate certifying that the conditions specified in Subsections Section 4.1 and Section 4.2 have been fulfilled.

Section 4.4. Intellectual Property Assignment.  The Company shall have executed and delivered the Intellectual Property Assignment.

Section 4.5. Material Adverse Change.  There shall not have occurred any Material Adverse Effect (or any development that, insofar as reasonably can be foreseen, is reasonably likely to result in any Material Adverse Effect).

Section 4.6. Securities Purchase Agreement.  The Company and Purchaser’s Affiliate, SMG Growing Media, Inc., an Ohio corporation, shall have executed and delivered the Securities Purchase Agreement.

Section 4.7. Amendment and Restatement of Commercial Security Agreement. The Company and First Western Trust Bank ("First Western") shall have executed and delivered, and provided a copy to the Purchaser of, an amendment and restatement of the May 21, 20120 Commercial Security Agreement between the Company and First Western, which amendment and restatement releases First Western's security interest in the IP Assets.

Section 4.8.  First Western UCC-3. Financing Statement Amendments. First Western shall have filed a DCC-3 financing statement amendment in all jurisdiction in which it has filed a DCC-l financing statement against assets of the Company, which DCC-3 financing statement amendment indicates that First Western does not have a security interest in the IP Assets.

Section 4.9.  GVC Capital. LLC DCC-3. Financing Statement Amendments. GVC Capital. LLC shall have filed a DCC-3 financing statement amendment in all jurisdiction in which it has filed a DCC-l financing statement against assets of the Company, which DCC-3 financing statement amendment indicates that GVC Capital. LLC does not have a security interest in the IP Assets.

Section 4.10.  Release of First Capital Security Interest. The Company and First Capital ("First Capital') shall have executed and delivered, and provided a copy to the Purchaser of, a release agreement ("Release") to the Security Agreement between the Company and First Capital, which Release releases First Capital's security interest in the IF Assets.

Section 4.11.  First Capital DCC-3. First Capital shall have filed a VCC-3 amendment in all jurisdiction in which it has filed a VCC-l against assets of the Company, which VCC-3 indicates that First Capital does not have a security interest in the IP Assets.

Section 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

ARTICLE 5.

CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING.

The obligations of the Company to sell the IP Assets to the Purchaser at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

Section 5.1. Representations and Warranties.  The representations and warranties of the Purchaser contained in Article 3 shall be true and correct in all respects as of such Closing.

Section 5.2. Performance.  The Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing.

Section 5.3. Securities Purchase Agreement.  The Company and Purchaser’s Affiliate, SMG Growing Media, Inc., an Ohio corporation, shall have executed and delivered the Securities Purchase Agreement.

ARTICLE 6.

CONDUCT OF BUSINESS PENDING THE CLOSING.

Section 6.1. Conduct of Business by the Company Pending the Closing.  During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, the Company agrees (except to the extent that the Purchaser shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course and in substantially the same manner as previously conducted, to use all reasonable efforts consistent with past practices and policies to preserve intact its Company Intellectual Property, preserve its relationships with any licensors and others having business dealings with it, to the end that its goodwill and ongoing businesses would be unimpaired, in any material respect, at the Closing.  The Company shall promptly notify Purchaser of any material event or occurrence with respect to the Company Intellectual Property or allegations of infringement or misappropriation relating to the business, products or services of the Company.  By way of amplification and not limitation, except as contemplated by this Agreement, the Company shall not, between the date of this Agreement and the Closing, do any of the following without the prior written consent of the Purchaser:

(a) Grant any licenses under any Company Intellectual Property to any third party;

(b) Grant any liens or security interest on, or otherwise encumber, any Company Intellectual Property;

(c) Sell any Company Intellectual Property to any third party;

(d) Abandon or fail to prosecute or maintain any Company Intellectual Property; or

(e) Breach any license agreement relating to Company Intellectual Property.

Section 6.2. Litigation.  The Company shall notify the Purchaser in writing promptly after learning of any material claim, action, suit, arbitration, mediation, proceeding or investigation by or before any court, arbitrator or arbitration panel, board or other governmental entity initiated by it or against it, or known by it to be threatened against it or any of its officers, directors, employees or stockholders in their capacity as such.

Section 6.3. Notification of Certain Matters.  The Purchaser shall give reasonably prompt notice to the Company, and the Company shall give reasonably prompt notice to the Purchaser, of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate, in any material respect, or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied, in any material respect; and (ii) any failure or inability of the Purchaser or the Company, as the case may be, to comply, in any material respect, with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

ARTICLE 7.

SATISFACTION OF CLOSING CONDITIONS; TERMINATION.

Section 7.1. Satisfaction of Closing Conditions.  The Company and the Purchaser shall each use its reasonable best efforts to satisfy the conditions set forth in Article 4 and Article 5, respectively.

Section 7.2. Termination Events.  This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the Company and the Purchaser;

(b) by either the Company or the Purchaser, if the Closing shall not have been consummated by April 30, 2013 for any reason; provided, however, that the right to terminate this Agreement under this Section 7.2(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement;

(c) by either Company or the Purchaser, if a governmental entity shall have issued an order, decree or ruling or taken any other action after the date hereof, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, which order, decree, ruling or other action shall have become final and non-appealable;

(d) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of the Purchaser set forth in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue, in either case such that the conditions set forth in Section 5.1 or Section 5.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Purchaser’s representations and warranties or breach by the Purchaser is curable by the Purchaser through the exercise of its commercially reasonable efforts, then the Company may not terminate this Agreement under this Section 7.2(d) for thirty (30) days after delivery of written notice from the Company to the Purchaser of such breach, provided the Purchaser continues to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Company may not terminate this Agreement pursuant to this paragraph (d) if such breach or inaccuracy by the Purchaser is cured during such thirty (30) day period);

(e) by the Purchaser upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 4.1 or Section 4.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Company’s representations and warranties or breach by the Company is curable by the Company through the exercise of its commercially reasonable efforts, then the Purchaser may not terminate this Agreement under this Section 7.2(e) for thirty (30) days after delivery of written notice from the Purchaser to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Purchaser may not terminate this Agreement pursuant to this paragraph (e) if such breach or inaccuracy by the Company is cured during such thirty (30)-day period); or

(f) by the Purchaser, if a Material Adverse Effect has occurred prior to the Closing with respect to the Company; provided, that if such Material Adverse Effect is curable by the Company through the exercise of its commercially reasonable efforts, then the Purchaser may not terminate this Agreement under this Section 7.2(f) for thirty (30) days after delivery of written notice from the Purchaser to the Company of such Material Adverse Effect, provided the Company continues to exercise commercially reasonable efforts to cure such Material Adverse Effect (it being understood that the Purchaser may not terminate this Agreement pursuant to this paragraph (f) if such Material Adverse Effect is cured during such thirty (30)-day period).

Section 7.3. Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 7.2, this Agreement shall forthwith become void, and there shall be no liability on the part of any party hereto or any of their respective Affiliates or the directors, officers, partners, members, managers, employees, agents or other representatives of any of them, and all rights and obligations of each party hereto shall cease, except that nothing herein shall relieve any party from liability for any willful breach of this Agreement.  Without limiting the foregoing, this Section 7.3, Section 8.2 and Article 9 shall survive the termination of this Agreement.

ARTICLE 8.

ADDITIONAL AGREEMENTS OF THE PARTIES

Section 8.1. Commercially Reasonable Efforts.

(a) Upon the terms and subject to the conditions hereof, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to vest in Purchaser good and marketable title to the IP Assets, including obtaining all consents, waivers, authorizations and approvals from governmental authorities and other third parties.

(b) From time to time after the Closing, at the request of Purchaser and at such requesting party’s expense, and without further consideration, Company agrees on its own behalf, as well as on behalf of its subsidiaries, Affiliates, successors, assigns and legal representatives, to execute and deliver to Purchaser any further documents or instruments and perform any further acts that may reasonably be deemed necessary or desirable by Purchaser to vest, record, perfect, support and/or confirm the rights herein conveyed, or intended so to be, to Purchaser with respect to the IP Assets, including without limitation such assignments, agreements and limited powers of attorney as may be needed for recording or effectuating the transfer of the IP Assets in the United States and in foreign countries.  Nothing herein shall be deemed a waiver by Purchaser of its right to receive at the Closing an effective assignment of such rights by Company as otherwise set forth in this Agreement.  Without limiting the generality of the foregoing, Company shall execute and deliver to Purchaser or obtain for delivery to Purchaser, at the request of Purchaser and at its expense, and without further consideration, any documents required to update record title to the owned IP Assets to reflect Purchaser as the record owner in each jurisdiction in which such IP Assets exists.  At the request of Purchaser and at its expense, and without further consideration, Company shall reasonably cooperate with Purchaser in connection with the registration of the IP Assets.

(c) From time to time after the Closing, at the request of Purchaser and at its expense, and without further consideration, Company shall assist Purchaser as Purchaser may reasonably require in connection with the defense or prosecution of any claim by or against any third party with respect to the ownership, validity, enforceability, infringement or other violation of or by the IP Assets.

Section 8.2. Public Announcements.  Each of the parties agrees that no press release or announcement concerning this Agreement shall be issued by it or any of its Affiliates without the prior consent of the other party, except as such release or announcement may be required by applicable law or the rules or regulations of any securities exchange, in which case such party shall use its commercially reasonable efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

ARTICLE 9.

INDEMNIFICATION.

Section 9.1. Company’s Indemnification Obligation.  Company agrees that, from and after the Closing, it shall indemnify, defend and hold harmless Purchaser, its officers, directors, Affiliates, partners, members, managers, employees, agents and other representatives (“Purchaser Indemnified Parties”) from and against any damages, claims, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees) (each, a “Liability” and, collectively, “Liabilities”) incurred by any of the foregoing Persons arising out of (a) any inaccuracy or breach of any representation or warranty of Company contained in Article 2 of this Agreement, or (b) any breach of any covenant or agreement of Company contained in this Agreement.

Section 9.2. Purchaser’s Indemnification Obligation.  Purchaser agrees that, from and after the Closing, it shall indemnify, defend and hold harmless Company, its officers, directors, Affiliates, partners, members, managers, employees, agents and other representatives (“Company Indemnified Parties”) from and against any Liabilities incurred by any of the foregoing Persons arising out of (a) any inaccuracy or breach of any representation or warranty of Purchaser contained in Article 3 of this Agreement, or (b) any breach of any covenant or agreement of Purchaser contained in this Agreement.

Section 9.3. Procedures for Indemnification for Third Party Claims.  For purposes of this Article 9, any party entitled to be indemnified under Article 9 is referred to herein as an “Indemnified Party,” and any Party obligated to provide indemnification under Article 9 is referred to herein as an “Indemnifying Party.”  The obligations and liabilities of the parties under this Article 9 with respect to, relating to or arising out of claims of third parties (individually, a “Third Party Claim” and, collectively, the “Third Party Claims”) shall be subject to the following terms and conditions:

(a) The Indemnified Party shall give the Indemnifying Party prompt written notice of any Third Party Claim, and the Indemnifying Party may undertake the defense of that claim by representatives chosen by it and reasonably satisfactory to the Indemnified Party, provided, that, in such event, the Indemnified Party will have the right to participate in such defense through counsel of its own choice and at its own expense.  Any such notice of a Third Party Claim shall identify with reasonable specificity the basis for the Third Party Claim, the facts giving rise to the Third Party Claim and the amount of the Third Party Claim (or, if such amount is not yet known, a reasonable estimate of the amount of the Third Party Claim).  The Indemnified Party shall make available to the Indemnifying Party copies of all relevant documents and records in its possession.  Failure of an Indemnified Party to give prompt notice shall not relieve the Indemnifying Party of its obligation to indemnify, except to the extent that the failure to so notify materially prejudices the Indemnifying Party’s ability to defend such claim against a third party.

(b) Anything in this Section 9.3 to the contrary notwithstanding, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise any Third Party Claim or consent to the entry of judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of an unconditional release from all liability in respect of the Third Party Claim.  The Indemnified Party shall not, without the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnifying Party, settle, compromise or pay any Third Party Claim or consent to the entry of judgment with respect thereto.

Section 9.4. Indemnification Limitations.

(a) Time Limits On Indemnification.  No claim on account of a breach or inaccuracy of a representation or warranty shall be made after the expiration of the period ending twelve months after the date of Closing.  Notwithstanding the foregoing, if a written claim or written notice is given under Article 9 with respect to any representation or warranty prior to the expiration of the aforementioned survival period, the claim with respect to such representation or warranty shall continue until such claim is finally resolved.

(b) Limitations on Damages.

(i) In no event shall Company be liable for indemnification pursuant to Section 9.1 unless and until the aggregate of all Liabilities which are incurred or suffered by the Purchaser Indemnified Parties exceeds $50,000 (the “Basket”), in which case the Purchaser Indemnified Parties shall be entitled to indemnification for all such Liabilities including the Basket (subject to Section 9.4(b)(ii)).  In no event shall Purchaser be liable for indemnification pursuant to Section 9.2 unless and until the aggregate of all Liabilities which are incurred or suffered by the Company Indemnified Parties exceeds the Basket, in which case the Company Indemnified Parties shall be entitled to indemnification for all such Liabilities including the Basket (subject to Section 9.4(b)(ii)).

(ii) Notwithstanding anything to the contrary in this Agreement, (x) the maximum aggregate liability of Company pursuant to Section 9.1 shall not exceed $1,000,000 and (y) the maximum aggregate liability of Purchaser pursuant to Section 9.2 shall not exceed $1,000,000.

(iii) Notwithstanding anything to the contrary contained in this Agreement or otherwise, no Party to this Agreement shall be liable to any Indemnified Party for any special, incidental, punitive, consequential or similar damages.

ARTICLE 10.

MISCELLANEOUS.

Section 10.1. Survival of Warranties.  Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

Section 10.2. Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 10.3. Governing Law.  This Agreement shall be governed by the internal law of Ohio.

Section 10.4. Counterparts.  This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 10.5. Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 10.6. Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 10.6.  If notice is given to the Company, a copy shall also be sent to Hutchinson Black and Cook, LLC, 921 Walnut Street, Suite 200 Boulder, CO 80302, Attention: James L. Carpenter, Jr., Facsimile: (303) 442-6593; and if notice is given to the Purchaser, a copy shall also be given to Luis A. Rodriguez, Assistant Secretary, OMS Investments, Inc., 10250 Constellation Blvd., Suite 2800, Los Angeles, CA 90067, Facsimile: (310) 300-3051, with a copy to Hunton & Williams, LLP, 2200 Pennsylvania Avenue, N.W., Washington, D.C. 20036, Attention: J. Steven Patterson, Facsimile: (202) 778-2201.

Section 10.7. Amendments and Waivers.  Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Purchaser.  Any amendment or waiver effected in accordance with this Section 9.7 shall be binding upon the Purchaser and each transferee of the Securities (or the Conversion Shares or the Warrant Share), each future holder of all such securities, and the Company.

Section 10.8. Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 10.9. Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 10.10. Entire Agreement.  This Agreement (including the Appendices hereto), the Securities Purchase Agreement, and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

Section 10.11. Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Colorado and to the jurisdiction of the United States District Court for the District of Colorado for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Coloradoor the United States District Court for the District ofColorado, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.  The prevailing party in any such dispute shall be entitled to recover its reasonable attorneys’ fees and costs incurred, in addition to any other damages.

WAIVER OF JURY TRIAL:  EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS.  EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL

 [Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Intellectual Property Purchase Agreement as of the date first written above.

COMPANY:

AEROGROW INTERNATIONAL, INC.

By:

Name:

Title:

Address:

6075 Longbow Dr. Suite 200,
Boulder, Colorado 80301
Attention:
Facsimile:

PURCHASER:

OMS INVESTMENTS, INC.

By:

Name:

Title:

Address:

10250 Constellation Blvd., Suite 2800
Los Angeles, California 90067
Attention:
Facsimile:

APPENDIX A
INTELLECTUAL PROPERTY ASSIGNMENT

WHEREAS, AeroGrow International, Inc., a Nevada corporation having offices at 6075 Longbow Dr., Suite 200, Boulder, Colorado 80301 (“ASSIGNOR”) owns all right, title and interest in and to the IP Assets (defined below); and

WHEREAS, OMS Investments, Inc., a Delaware corporation having offices at 10250 Constellation Blvd., Suite 2800, Los Angeles, California 90067 (“ASSIGNEE”) is desirous of acquiring ASSIGNOR’s entire right, title and interest in and to the IP Assets;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over to ASSIGNEE, its successors and assigns, ASSIGNOR’s entire right, title and interest in and to the IP Assets.

(a) “IP Assets” means all intellectual property rights of any kind, worldwide, owned in whole or in part by ASSIGNOR, that are associated with ASSIGNOR’S products, including rights in, to and concerning: (a) all patents and patent applications throughout the world (including utility patents, design patents, patents of importation, improvement patents, patents and certificates of addition, and utility models), as well as existing and future divisions, reissues, reexaminations, continuations, continuations-in-part, renewals and extensions of any of the foregoing, and applications therefore, and patents which may be issued on such applications, (b) all trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and/or other source identifiers, all goodwill associated with any of the foregoing, and registrations and applications for registration thereof, including all extensions, modifications and renewals of the foregoing; except for ASSIGNOR’S AEROGROW and AEROGARDEN trademarks which shall continue to be owned by ASSIGNOR, (c) all published and unpublished works of authorship and copyrights therein, and copyright registrations and applications for registration thereof and all renewals, extensions, restorations and reversions thereof; and (d) all know-how, trade secrets, confidential and proprietary information, ideas, inventions, discoveries, formulae, compositions, manufacturing and production processes and techniques, research and development information, reports, drawings, specifications, designs, plans, improvements, proposals, information and analytic methodology used in the development, testing, analysis, design, manufacturing and packaging of products and services, technology, software, computer programs, documentation, databases, data, mask works, financial, business and marketing plans, cost and pricing information, supplier lists and related information, sales data and plans, customer lists, customer accounts, and related information, recorded in any form.  IP Assets includes, but is not limited to, the items listed on Schedule 1 attached hereto.

ASSIGNOR hereby covenants that it has the full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict with this Intellectual Property Assignment.

The foregoing assignment of IP Assets includes all rights to sue for past, present, and future infringement, including the right to collect and receive any damages, royalties, or settlements for such infringements, all rights to sue for injunctive or other equitable relief, and any and all causes of action relating to any of the IP Assets.

ASSIGNOR hereby agrees to execute without further consideration any further documents and instruments which may be necessary, lawful and proper to secure to ASSIGNEE its interest and title in the aforementioned IP Assets.

ASSIGNOR hereby agrees to execute without further consideration any further documents and instruments which may be necessary, lawful and proper in the prosecution of the IP Assets or in the preparation or prosecution of any continuation, continuation-in-part, substitute, divisional, renewal, reexamination, or reissue applications or in any amendments, extensions, or interference proceedings, or other applications for patents of any region or country, or that may be necessary to prosecute, protect, or perfect the aforementioned IP Assets.

ASSIGNOR hereby further covenants and agrees that it will communicate to ASSIGNEE any and all facts known to it respecting said IP Assets, and testify in any legal proceeding, sign all lawful papers, execute and deliver all papers and take an actions that may be necessary or desirable to perfect the title to any of the IP Assets.

ASSIGNOR does hereby authorized and request the Director of the United States Patent and Trademark Office, the Director of the United States Copyright Office, and directors of equivalent foreign intellectual property offices, to issue any and all letters patent, trademark registrations, copyright registrations, or similar rights which may be granted upon said IP Assets, or upon any improvements thereto, or any parts thereof, when granted, to said ASSIGNEE.

IN TESTIMONY WHEREOF, I hereunto set my hand this ____ day of _________, 2013.

AeroGrow International, Inc. (ASSIGNOR)

By:

Name:

Title:

County of                                                              )
)      ss:
State of                                                                  )

On this _________ day of ___________________, 20___, before me, a Notary Public in and for the County and State aforesaid, personally appeared _____________________, to me known and known to me to be the person of that name, who signed and sealed the foregoing instrument, and acknowledged the same to be of his free act and deed.

______________________________
Notary Public
(SEAL)
My Commission Expires _________

IN TESTIMONY WHEREOF, I hereunto set my hand this ____ day of _________, 2013.

OMS Investments, Inc. (ASSIGNEE)

By:

Name:

Title:

County of                                                              )
)      ss:
State of                                                                  )

On this _________ day of ___________________, 20___, before me, a Notary Public in and for the County and State aforesaid, personally appeared _____________________, to me known and known to me to be the person of that name, who signed and sealed the foregoing instrument, and acknowledged the same to be of his free act and deed.

______________________________
Notary Public
(SEAL)
My Commission Expires _________

SCHEDULE 1
IP ASSETS

A.	Patents

U.S. Patents and Applications

Patent No.	Application No.	Publication No.	Title	Filing Date (MM/DD/YYYY)	Status
-	10/714,786	2005/0102895	Soil-Less Support Medium and Method for Germinating a Seed	11/17/2003	Abandoned
-	11/079,054	2005/0241231	Methods and Devices for Promoting the Growth of Plant Air Roots	03/14/2005	Abandoned
-	11/098,176	2005/0246954	Devices and Methods for Growing Plants	04/04/2005	Abandoned
-	11/111,553	2005/0246955	Devices and Methods for Growing Plants	04/21/2005	Abandoned
-	11/112,269	2005/0257424	Devices and Methods for Growing Plants	04/22/2005	Abandoned
-	10/528,110	2006/0179711	Devices and Methods for Growing Plants	07/15/2005	Abandoned
D586,688	29/235,880	-	Indoor Gardening Appliance	08/08/2005	Patented
7,818,916	11/321,023	2006/0254332	PH Buffered Plant Nutrient Compositions and Methods for Growing Plants	12/28/2005	Patented
-	11/321,368	2006/0254138	Devices and Methods for Growing Plants by Measuring Liquid or Nutrient Usage Rate	12/28/2005	Abandoned
-	11/455,364	2006/0272210	Smart Garden Device and Methods for Growing Plants	06/19/2006	Abandoned
-	11/653,121	2007/0271841	Devices and Methods for Growing Plants	01/12/2007	Abandoned
8,261,486	11/654,164	2007/0271842	Systems and Methods for Controlling Liquid Delivery and Distribution to Plants	01/16/2007	Patented
-	11/895,972	2008/0078118	Master Gardener Baskets and Methods for Growing Plants	08/28/2007	Abandoned
D604,196	29/292,564	-	Indoor Gardening Appliance	10/17/2007	Patented
D604,197	29/293,343	-	Indoor Gardening Appliance	11/16/2007	Patented
-	12/002,543	2008/0276534	Devices and Methods for Growing Plants by Measuring Liquid Consumption	12/17/2007	Abandoned
-	12/073,984	2008/0282610	Devices and Methods for Growing Plants	03/12/2008	Abandoned
-	12/073,985	2008/0222949	Devices and Methods for Growing Plants	03/12/2008	Abandoned
-	12/073,987	2008/0155894	Soil-Less Seed Support Medium and Method for Germinating a Seed	03/12/2008	Abandoned
-	12/261,821	2009/0151248	Devices and Methods for Growing Plants	10/30/2008	Abandoned
8,091,275	12/911,590	2011/0036009	PH Buffered Plant Nutrient Compositions and Methods for Growing Plants	10/25/2010	Patented

Foreign Patents and Applications

Application/ Publication No.	Patent No.	Title	Publication Date (MM/DD/YYYY)	Status
PCT/US2004/030168	WO 2005/055700	Devices and Methods for Growing Plants	06/23/2005	Abandoned

B.	Copyrights

Reg. No.	Description	Reg. Date (MM/DD/YYYY)	Status
VA0001674819	Cascading Petunias Seed Kit	09/28/2007	Registered
TX0006833384	Cascading Petunias Tending & Harvesting Guide	09/28/2007	Registered
VA0001674791	Cherry Tomato Seed Kit	09/28/2007	Registered
TX0006833400	Cherry Tomato Tending & Harvesting Guide	09/28/2007	Registered
VA0001676754	Chili Pepper Seed Kit	09/28/2007	Registered
TX0006833387	Chili Pepper Tending & Harvesting Guide	09/28/2007	Registered
VA0001674792	French Herb Seed Kit	09/28/2007	Registered
TX0006833392	French Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001676784	Gourmet Herb Seed Kit	09/28/2007	Registered
TX0006833397	Gourmet Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001674803	Grow Bulbs (2)	09/28/2007	Registered
VA0001674808	Grow Bulb (1)	09/28/2007	Registered
TX0006833380	Herb Appeal	09/28/2007	Registered
PA0001602428	Herb Appeal	09/28/2007	Registered
VA0001674793	International Basil Seed Kit	09/28/2007	Registered
TX0006833407	International Basil Tending & Harvesting Guide	09/28/2007	Registered
VA0001674799	Italian Herb Seed Kit	09/28/2007	Registered
TX0006833410	Italian Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001674800	Japanese Herb Seed Kit	09/28/2007	Registered
TX0006833412	Japanese Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001676787	Master Gardener Deluxe	09/28/2007	Registered
TX0006833139	Master Gardener Deluxe Guide	09/28/2007	Registered
TX0006833376	Quick Start Guide	09/28/2007	Registered
TX0006833137	Salad Bar Series Tending & Harvesting Guide	09/28/2007	Registered

C.	Trademarks

Reg. No.	Serial No.	Name of Mark	Filing Date (MM/DD/YYYY)	Status
-	78955692	GROWNOW	08/18/2006	Abandoned
-	78955675	MINIGARDEN	08/18/2006	Abandoned
3455606	78882877	FARMER’S MARKET FRESH	05/12/2006	Active
-	78874379	INTERNATIONAL GOURMET	05/02/2006	Abandoned
-	78836826	FARMER’S MARKET IN YOUR KITCHEN	03/14/2006	Abandoned
-	78836758	OFF THE PLANT AND INTO THE POT	03/14/2006	Abandoned
-	78836736	CUT & COOK	03/14/2006	Abandoned
3525830	78836718	BIO-DOME	03/14/2006	Active
-	78836659	WE GROW GREEN THUMBS	03/14/2006	Abandoned
	78836577	AEROPOD	03/14/2006	Abandoned
-	78781094	KITCHENHARVEST	12/27/2005	Abandoned
-	78697306	KITCHEN SMART	08/22/2005	Abandoned
-	78671280	FARMERS MARKET FRESH	07/15/2005	Abandoned
-	77720608	AEROFOOD	09/01/2009	Abandoned
-	77655735	GROW ANYTHING, ANYTIME, ANYWHERE	01/23/2009	Abandoned
3773031	77651442	VEGGIEPRO	01/16/2009	Active
-	77584019	GREENSPACE	10/02/2008	Abandoned
-	77550972		08/19/2008	Abandoned
-	77550953	GIFT THAT KEEPS ON GROWING	08/19/2008	Abandoned
-	77550941	FRESH AIR	08/19/2008	Abandoned
3633031	77550915	HERB 'N SAVE	08/19/2008	Active
-	77478932	SLEEPGARDEN	05/20/2008	Abandoned
3570754	77476610	HERB 'N ICE	05/16/2008	Active
-	77464412	PATIOPONICS	05/02/2008	Abandoned
-	77440754	PLANT PILLOW	04/04/2008	Abandoned
-	77347256	MASTER CHEF IN A BOX	12/07/2007	Abandoned
3522253	77347195	AGS ADVANCED GROWING SYSTEM	12/07/2007	Active
3573608	77304572	CHEF IN A BOX	10/15/2007	Active
3573607	77304513	FLORIST IN A BOX	10/15/2007	Active
-	77304325	ADAPTIVE INTELLIGENCE	10/15/2007	Abandoned
-	77304131	SNIP IT CHOP IT HERB IT UP!	10/15/2007	Abandoned
-	77304079		10/15/2007	Abandoned
-	77304040	ORGANIC AIR	10/15/2007	Abandoned
-	77304030	AERO-FRESH	10/15/2007	Abandoned
3528760	77304010	MOUNTAIN MEADOW	10/15/2007	Active
3592304	77303344	SPLASH OF COLOR	10/12/2007	Active
3592303	77303340	ENGLISH COTTAGE	10/12/2007	Active
-	77303337	WHITE SATIN	10/12/2007	Abandoned
3659815	77303332	RED VELVET	10/12/2007	Active
-	77301478	CORNER MARKET	10/11/2007	Abandoned
-	77238322	HERB IT & SERVE IT	07/25/2007	Abandoned
3592160	77238309	HERB IT UP	07/25/2007	Active
-	77229666	MINIGARDEN	07/13/2007	Abandoned
-	77202957	AEROFLOWER	06/11/2007	Abandoned
3568213	77185032	FLORIST IN A BOX	05/18/2007	Active
3413666	77170403	VEG-E-GARDEN	05/01/2007	Active
-	77154135	GET THE GARDEN	04/11/2007	Abandoned
-	77144237	PRODUCE PANTRY	03/29/2007	Abandoned
-	77142761	EDIBLE PANTRY	03/28/2007	Abandoned
-	77132485	ULTIMATE KITCHEN GARDEN	03/15/2007	Abandoned
3392651	77132449	ULTIMATE KITCHEN GARDENER	03/15/2007	Active
-	77130024	PET NET	03/13/2007	Abandoned
3389625	77129826	WALL GARDEN	03/13/2007	Active
3389624	77129806	WALL FARM	03/13/2007	Active
-	77129677	ADAPTIVE GROWTH INTELLIGENCE	03/13/2007	Abandoned
3373707	77127173	CHEF IN A BOX	03/09/2007	Active
3376411	77095536	HERB 'N SERVE	01/31/2007	Active
-	77070519	EVEN BETTER THAN ORGANIC	12/22/2006	Abandoned
3565083	77058534	PLUG & GROW	12/06/2006	Active
3370002	77058522	SWEET RUBIES	12/06/2006	Active
-	77045993	STRAWBERRY PATCH	11/16/2006	Abandoned
3524683	77045636	HERB APPEAL	11/16/2006	Active
-	77009465	BIOTRANSPORT	09/28/2006	Abandoned
-	77007729	GREEN THUMB GUARANTEE	09/26/2006	Abandoned

Domain Names:

DomainName	CreateDate	ExpirationDate	Status
365GARDENING.COM	10/27/2008	10/27/2013	Active
AEROGR.COM	5/14/2010	5/14/2013	Active
AGIMARKETING.COM	2/24/2005	7/1/2013	Active
BUYTHEGARDEN.COM	8/29/2006	8/29/2013	Active
GETTHEGARDEN.COM	8/29/2006	8/29/2013	Active
GROWFLOWERS.CA	6/22/2011	6/22/2013	Active
GROWFRESH.COM	10/30/2006	7/1/2013	Active
GROWFRESHNOW.COM	6/7/2007	6/7/2013	Active
GROWNOW.COM	6/14/2004	6/14/2013	Active
INDOORGARDENDEAL.COM	11/11/2009	11/11/2013	Active
INDOORGARDENDEALS.COM	11/17/2009	11/17/2013	Active
ULTIMATEKITCHENGARDEN.COM	6/12/2007	6/12/2013	Active
ULTIMATEKITCHENGARDENER.COM	6/12/2007	6/12/2013	Active

D.	Technical Information

Software rights for AeroGarden ULTRA software, and the programs and operational settings for all AeroGrow gardens, are owned by AeroGrow.  The software may control grow-light timer settings, pump/bubbler settings, nutrient timer settings, bulb-replace timer settings, garden-type settings, and alert LEDs.  The ULTRA adds customizability, time-sensitive tips, and a detailed user interface and control screen.  There is no relevant documentation.

List of software:  AG ULTRA, AG Extra, AG 7, Pro 100, AG 6, Space Saver 6, AG3, Ultimate Kitchen Garden, and Veggie Pro (including source code)

APPENDIX B
EXCLUDED TRADEMARKS & DOMAIN NAMES

1.           Marks

Reg. No.	Serial No.	Name of Mark	Filing Date (MM/DD/YYYY)	Status
3252527	78781935	AEROGARDEN	12/28/2005	Active
-	78697314	AEROGROWN	08/22/2005	Active
-	78697293	AEROGROW SMART	08/22/2005	Active
-	78697264	AEROGROW SMART GARDEN	08/22/2005	Active
-	78654377	AEROGROW KITCHEN GARDEN	06/20/2005	Abandoned
3412797	78614573	AEROGROW	04/22/2005	Active
3710117	77573358	AEROGARDEN ANTICS	09/18/2008	Active
-	77304395	AEROGARDEN MINI	10/15/2007	Abandoned
3632111	77229682	AEROGARDEN	07/13/2007	Active
3322684	77073448	AEROGARDEN	12/29/2006	Active
3311062	77073424	AEROGARDEN	12/29/2006	Active
3311054	77073362	AEROGARDEN	12/29/2006	Active
3568085	77073345	AEROGARDEN	12/29/2006	Active
-	77073339	AEROGARDEN	12/29/2006	Active
-	77073259	AEROGARDEN	12/29/2006	Active

2.	Domain Names

DomainName	CreateDate	ExpirationDate	Status
AERO-GARDEN.COM	1/2/2006	7/1/2013	Active
AEROGARDEN.CA	9/12/2007	9/12/2013	Active
AEROGARDEN.COM	1/12/2005	7/1/2013	Active
AEROGARDEN.NET	2/11/2005	7/1/2013	Active
AEROGARDEN.ORG	12/28/2005	12/28/2013	Active
AEROGARDEN.TV	4/6/2006	4/6/2013	Active
AEROGARDEN.US	12/28/2005	12/27/2013	Active
AEROGARDEN3.COM	7/8/2009	7/8/2013	Active
AEROGARDEN365.COM	5/14/2008	5/14/2013	Active
AEROGARDENBLOG.COM	5/29/2009	5/29/2013	Active
AEROGARDENBULBS.COM	7/20/2007	7/20/2013	Active
AEROGARDENCANADA.CA	6/8/2009	6/8/2013	Active
AEROGARDENCANADA.COM	2/23/2007	2/23/2014	Active
AEROGARDENCATALOG.COM	7/29/2008	7/29/2013	Active
AEROGARDENCLUB.COM	3/6/2008	3/6/2014	Active
AEROGARDENCOMMUNITY.COM	1/7/2010	1/7/2014	Active
AEROGARDENCOUPONS.COM	2/13/2009	2/13/2014	Active
AEROGARDENDIRECT.CA	5/16/2008	5/16/2013	Active
AEROGARDENDIRECT.COM	8/29/2006	8/29/2013	Active
AEROGARDENER.COM	12/28/2005	7/1/2013	Active
AEROGARDENER.NET	12/28/2005	7/1/2013	Active
AEROGARDENGIFTS.COM	3/31/2008	3/31/2014	Active
AEROGARDENGROWBULBS.COM	7/20/2007	7/20/2013	Active
AEROGARDENGROWLIGHTS.COM	1/18/2011	1/18/2014	Active
AEROGARDENIDEAS.COM	11/10/2008	11/10/2013	Active
AEROGARDENIMAGES.COM	11/3/2010	11/3/2013	Active
AEROGARDENING.COM	12/28/2005	7/1/2013	Active
AEROGARDENMINI.COM	8/30/2007	8/30/2013	Active
AEROGARDENNUTRIENTS.COM	1/18/2011	1/18/2014	Active
AEROGARDENOFFERS.COM	2/18/2008	2/18/2014	Active
AEROGARDENONLINE.COM	9/27/2006	9/27/2013	Active
AEROGARDENONLINESTORE.COM	9/27/2006	9/27/2013	Active
AEROGARDENOUTLET.COM	1/20/2009	1/20/2014	Active
AEROGARDENREVIEWS.COM	12/9/2008	12/9/2013	Active
AEROGARDENS.COM	8/28/2006	8/28/2013	Active
AEROGARDENS.EU	10/15/2008	10/31/2014	Active
AEROGARDENSTORE.COM	4/28/2006	7/1/2013	Active
AEROGARDENSUPPORT.COM	4/28/2006	7/1/2013	Active
AEROGARDENTHREE.COM	7/8/2009	7/8/2013	Active
AEROGARDENTV.COM	8/27/2008	8/27/2013	Active
AEROGARDENUTRIENTS.COM	1/18/2011	1/18/2014	Active
AEROGARDENVIDEO.COM	2/22/2010	2/22/2014	Active
AEROGARDENVIP.COM	11/13/2007	11/13/2013	Active
AEROGARDENYOUTUBE.COM	11/28/2007	11/28/2013	Active
AEROGRO.COM	6/24/2002	7/1/2013	Active
AEROGROW.CO.UK	7/20/2012	7/20/2013	Active
AEROGROW.COM	6/24/2002	7/1/2014	Active
AEROGROW.NET	10/18/2005	7/1/2013	Active
AEROGROWDIRECT.COM	8/29/2006	8/29/2013	Active
AEROGROWOUTLET.COM	1/20/2009	1/20/2014	Active
AIROGARDEN.COM	1/2/2006	7/1/2013	Active
AMAZINGAEROGARDEN.COM	11/28/2007	11/28/2013	Active
AROGARDEN.COM	1/2/2006	7/1/2013	Active
AROWGARDEN.COM	1/2/2006	7/1/2013	Active
ARROGARDEN.COM	1/2/2006	7/1/2013	Active
ARROWGARDEN.COM	1/2/2006	7/1/2013	Active
ARROWGROW.COM	6/24/2002	7/1/2013	Active
EROGARDEN.COM	1/2/2006	7/1/2013	Active
GETTHEAEROGARDEN.COM	9/27/2006	9/27/2013	Active
ILOVEMYAEROGARDEN.COM	6/19/2008	6/19/2013	Active
MYAEROGARDEN.COM	10/3/2012	10/3/2013	Active
THEAEROGARDEN.CA	9/16/2008	9/16/2013	Active
THEAEROGARDEN.COM	5/26/2006	5/26/2013	Active
THEAEROGARDENSTORE.COM	9/27/2006	9/27/2013	Active
aerogarden.fi	6/3/2010	6/3/2013	Active
aerogarden.com.br	8/4/2009	8/4/2013	Active
aerogarden.mx	7/1/2009	6/30/2013	Active
aerogarden.nl	3/23/2011	8/10/2013	Active
aerogarden.no	11/17/2008	9/10/2013	Active
aerogardens.ch	8/3/2010	9/29/2013	Active
aerogardens.fr	10/15/2008	10/15/2013	Active
aerogarden.es	10/15/2008	10/15/2013	Active
aerogarden.it	10/21/2008	10/21/2013	Active
aerogarden.dk	10/15/2008	10/15/2013	Active
aerogarden.asia	3/26/2008	3/26/2014	Active
aerogarden.hk	2/23/2008	3/2/2014	Active
aerogarden.kr	10/26/2007	10/26/2013	Active
theaerogarden.fr	10/9/2007	10/9/2013	Active
theaerogarden.nl	10/8/2007	10/8/2013	Active
aerogarden.ie	10/4/2007	10/16/2013	Active
aerogrow.hk	9/27/2007	8/15/2013	Active
aerogarden.com.mx	7/26/2006	7/26/2013	Active
theaerogarden.eu	7/20/2006	7/31/2013	Active
aerogarden.jp	7/20/2006	7/20/2013	Active
theaerogarden.com.au	10/11/2007	10/10/2013	Active
aerogarden.se	7/20/2006	7/20/2013	Active
aerogrow.jp	5/13/2011	5/11/2013	Active
aerogarden.co.uk	5/29/2007	10-Apr-16	Active

APPENDIX C

(Exceptions to reps and warranties)

2.3(a)  First Western Trust Bank has a security interest in the Company Intellectual Property, which must be released or satisfied prior to or contemporaneous with the Closing. GVC Capital,
LLC has a security interest in the Company Intellectual Property, which must be released or satisfied prior to or contemporaneous with the Closing. First Capital has a security interest in the Company Intellectual Property, which must be released or satisfied prior to or contemporaneous with the Closing.

2.3(d) Schedule I to Appendix A identifies those IP Assets that have been abandoned, including without limitation, patents, patent applications, trademarks, and trademark applications.

2.3(g)  The Company does permit use of the Company’s Trademarks by distributors in connection with marketing activities for international distribution of its products.

2.5  The Company’s has enforceable non-compete agreements only with Mike Wolfe, John Thompson, and former Key Employee Greg Clarke.

APPENDIX A
INTELLECTUAL PROPERTY ASSIGNMENT

WHEREAS, AeroGrow International, Inc., a Nevada corporation having offices at 6075 Longbow Dr., Suite 200, Boulder, Colorado 80301 (“ASSIGNOR”) owns all right, title and interest in and to the IP Assets (defined below); and

WHEREAS, OMS Investments, Inc., a Delaware corporation having offices at 10250 Constellation Blvd., Suite 2800, Los Angeles, California 90067 (“ASSIGNEE”) is desirous of acquiring ASSIGNOR’s entire right, title and interest in and to the IP Assets;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over to ASSIGNEE, its successors and assigns, ASSIGNOR’s entire right, title and interest in and to the IP Assets.

(a) “IP Assets” means all intellectual property rights of any kind, worldwide, owned in whole or in part by ASSIGNOR, including rights in, to and concerning: (a) all patents and patent applications throughout the world (including utility patents, design patents, patents of importation, improvement patents, patents and certificates of addition, and utility models), as well as existing and future divisions, reissues, reexaminations, continuations, continuations-in-part, renewals and extensions of any of the foregoing, and applications therefore, and patents which may be issued on such applications, (b) all trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and/or other source identifiers, all goodwill associated with any of the foregoing, and registrations and applications for registration thereof, including all extensions, modifications and renewals of the foregoing; except for ASSIGNOR’S AEROGROW and AEROGARDEN trademarks which shall continue to be owned by ASSIGNOR, (c) all published and unpublished works of authorship and copyrights therein, and copyright registrations and applications for registration thereof and all renewals, extensions, restorations and reversions thereof; and (d) all know-how, trade secrets, confidential and proprietary information, ideas, inventions, discoveries, formulae, compositions, manufacturing and production processes and techniques, research and development information, reports, drawings, specifications, designs, plans, improvements, proposals, information and analytic methodology used in the development, testing, analysis, design, manufacturing and packaging of products and services, technology, software, computer programs, documentation, databases, data, mask works, financial, business and marketing plans, cost and pricing information, supplier lists and related information, sales data and plans, customer lists, customer accounts, and related information, recorded in any form.  IP Assets includes, but is not limited to, the items listed on Schedule 1 attached hereto.

ASSIGNOR hereby covenants that it has the full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict with this Intellectual Property Assignment.

The foregoing assignment of IP Assets includes all rights to sue for past, present, and future infringement, including the right to collect and receive any damages, royalties, or settlements for such infringements, all rights to sue for injunctive or other equitable relief, and any and all causes of action relating to any of the IP Assets.

ASSIGNOR hereby agrees to execute without further consideration any further documents and instruments which may be necessary, lawful and proper to secure to ASSIGNEE its interest and title in the aforementioned IP Assets.

ASSIGNOR hereby agrees to execute without further consideration any further documents and instruments which may be necessary, lawful and proper in the prosecution of the IP Assets or in the preparation or prosecution of any continuation, continuation-in-part, substitute, divisional, renewal, reexamination, or reissue applications or in any amendments, extensions, or interference proceedings, or other applications for patents of any region or country, or that may be necessary to prosecute, protect, or perfect the aforementioned IP Assets.

ASSIGNOR hereby further covenants and agrees that it will communicate to ASSIGNEE any and all facts known to it respecting said IP Assets, and testify in any legal proceeding, sign all lawful papers, execute and deliver all papers and take an actions that may be necessary or desirable to perfect the title to any of the IP Assets.

ASSIGNOR does hereby authorized and request the Director of the United States Patent and Trademark Office, the Director of the United States Copyright Office, and directors of equivalent foreign intellectual property offices, to issue any and all letters patent, trademark registrations, copyright registrations, or similar rights which may be granted upon said IP Assets, or upon any improvements thereto, or any parts thereof, when granted, to said ASSIGNEE.

IN TESTIMONY WHEREOF, I hereunto set my hand this ____ day of _________, 2013.

AeroGrow International, Inc. (ASSIGNOR)

By:

Name:

Title:

County of                                                              )
)      ss:
State of                                                                  )

On this _________ day of ___________________, 20___, before me, a Notary Public in and for the County and State aforesaid, personally appeared _____________________, to me known and known to me to be the person of that name, who signed and sealed the foregoing instrument, and acknowledged the same to be of his free act and deed.

______________________________
Notary Public
(SEAL)
My Commission Expires _________

IN TESTIMONY WHEREOF, I hereunto set my hand this ____ day of _________, 2013.

OMS Investments, Inc. (ASSIGNEE)

By:

Name:

Title:

County of                                                              )
)      ss:
State of                                                                  )

On this _________ day of ___________________, 20___, before me, a Notary Public in and for the County and State aforesaid, personally appeared _____________________, to me known and known to me to be the person of that name, who signed and sealed the foregoing instrument, and acknowledged the same to be of his free act and deed.

______________________________
Notary Public
(SEAL)
My Commission Expires _________

SCHEDULE 1
IP ASSETS

A.	Patents

U.S. Patents and Applications

Patent No.	Application No.	Publication No.	Title	Filing Date (MM/DD/YYYY)	Status
-	10/714,786	2005/0102895	Soil-Less Support Medium and Method for Germinating a Seed	11/17/2003	Abandoned
-	11/079,054	2005/0241231	Methods and Devices for Promoting the Growth of Plant Air Roots	03/14/2005	Abandoned
-	11/098,176	2005/0246954	Devices and Methods for Growing Plants	04/04/2005	Abandoned
-	11/111,553	2005/0246955	Devices and Methods for Growing Plants	04/21/2005	Abandoned
-	11/112,269	2005/0257424	Devices and Methods for Growing Plants	04/22/2005	Abandoned
-	10/528,110	2006/0179711	Devices and Methods for Growing Plants	07/15/2005	Abandoned
D586,688	29/235,880	-	Indoor Gardening Appliance	08/08/2005	Patented
7,818,916	11/321,023	2006/0254332	PH Buffered Plant Nutrient Compositions and Methods for Growing Plants	12/28/2005	Patented
-	11/321,368	2006/0254138	Devices and Methods for Growing Plants by Measuring Liquid or Nutrient Usage Rate	12/28/2005	Abandoned
-	11/455,364	2006/0272210	Smart Garden Device and Methods for Growing Plants	06/19/2006	Abandoned
-	11/653,121	2007/0271841	Devices and Methods for Growing Plants	01/12/2007	Abandoned
8,261,486	11/654,164	2007/0271842	Systems and Methods for Controlling Liquid Delivery and Distribution to Plants	01/16/2007	Patented
-	11/895,972	2008/0078118	Master Gardener Baskets and Methods for Growing Plants	08/28/2007	Abandoned
D604,196	29/292,564	-	Indoor Gardening Appliance	10/17/2007	Patented
D604,197	29/293,343	-	Indoor Gardening Appliance	11/16/2007	Patented
-	12/002,543	2008/0276534	Devices and Methods for Growing Plants by Measuring Liquid Consumption	12/17/2007	Abandoned
-	12/073,984	2008/0282610	Devices and Methods for Growing Plants	03/12/2008	Abandoned
-	12/073,985	2008/0222949	Devices and Methods for Growing Plants	03/12/2008	Abandoned
-	12/073,987	2008/0155894	Soil-Less Seed Support Medium and Method for Germinating a Seed	03/12/2008	Abandoned
-	12/261,821	2009/0151248	Devices and Methods for Growing Plants	10/30/2008	Abandoned
8,091,275	12/911,590	2011/0036009	PH Buffered Plant Nutrient Compositions and Methods for Growing Plants	10/25/2010	Patented

Foreign Patents and Applications

Application/ Publication No.	Patent No.	Title	Publication Date (MM/DD/YYYY)	Status
PCT/US2004/030168	WO 2005/055700	Devices and Methods for Growing Plants	06/23/2005	Abandoned

B.	Copyrights

Reg. No.	Description	Reg. Date (MM/DD/YYYY)	Status
VA0001674819	Cascading Petunias Seed Kit	09/28/2007	Registered
TX0006833384	Cascading Petunias Tending & Harvesting Guide	09/28/2007	Registered
VA0001674791	Cherry Tomato Seed Kit	09/28/2007	Registered
TX0006833400	Cherry Tomato Tending & Harvesting Guide	09/28/2007	Registered
VA0001676754	Chili Pepper Seed Kit	09/28/2007	Registered
TX0006833387	Chili Pepper Tending & Harvesting Guide	09/28/2007	Registered
VA0001674792	French Herb Seed Kit	09/28/2007	Registered
TX0006833392	French Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001676784	Gourmet Herb Seed Kit	09/28/2007	Registered
TX0006833397	Gourmet Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001674803	Grow Bulbs (2)	09/28/2007	Registered
VA0001674808	Grow Bulb (1)	09/28/2007	Registered
TX0006833380	Herb Appeal	09/28/2007	Registered
PA0001602428	Herb Appeal	09/28/2007	Registered
VA0001674793	International Basil Seed Kit	09/28/2007	Registered
TX0006833407	International Basil Tending & Harvesting Guide	09/28/2007	Registered
VA0001674799	Italian Herb Seed Kit	09/28/2007	Registered
TX0006833410	Italian Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001674800	Japanese Herb Seed Kit	09/28/2007	Registered
TX0006833412	Japanese Herb Tending & Harvesting Guide	09/28/2007	Registered
VA0001676787	Master Gardener Deluxe	09/28/2007	Registered
TX0006833139	Master Gardener Deluxe Guide	09/28/2007	Registered
TX0006833376	Quick Start Guide	09/28/2007	Registered
TX0006833137	Salad Bar Series Tending & Harvesting Guide	09/28/2007	Registered

C.	Trademarks

Reg. No.	Serial No.	Name of Mark	Filing Date (MM/DD/YYYY)	Status
-	78955692	GROWNOW	08/18/2006	Abandoned
-	78955675	MINIGARDEN	08/18/2006	Abandoned
3455606	78882877	FARMER’S MARKET FRESH	05/12/2006	Active
-	78874379	INTERNATIONAL GOURMET	05/02/2006	Abandoned
-	78836826	FARMER’S MARKET IN YOUR KITCHEN	03/14/2006	Abandoned
-	78836758	OFF THE PLANT AND INTO THE POT	03/14/2006	Abandoned
-	78836736	CUT & COOK	03/14/2006	Abandoned
3525830	78836718	BIO-DOME	03/14/2006	Active
-	78836659	WE GROW GREEN THUMBS	03/14/2006	Abandoned
	78836577	AEROPOD	03/14/2006	Abandoned
-	78781094	KITCHENHARVEST	12/27/2005	Abandoned
-	78697306	KITCHEN SMART	08/22/2005	Abandoned
-	78671280	FARMERS MARKET FRESH	07/15/2005	Abandoned
-	77720608	AEROFOOD	09/01/2009	Abandoned
-	77655735	GROW ANYTHING, ANYTIME, ANYWHERE	01/23/2009	Abandoned
3773031	77651442	VEGGIEPRO	01/16/2009	Active
-	77584019	GREENSPACE	10/02/2008	Abandoned
-	77550972	[Missing Graphic Reference]	08/19/2008	Abandoned
-	77550953	GIFT THAT KEEPS ON GROWING	08/19/2008	Abandoned
-	77550941	FRESH AIR	08/19/2008	Abandoned
3633031	77550915	HERB 'N SAVE	08/19/2008	Active
-	77478932	SLEEPGARDEN	05/20/2008	Abandoned
3570754	77476610	HERB 'N ICE	05/16/2008	Active
-	77464412	PATIOPONICS	05/02/2008	Abandoned
-	77440754	PLANT PILLOW	04/04/2008	Abandoned
-	77347256	MASTER CHEF IN A BOX	12/07/2007	Abandoned
3522253	77347195	AGS ADVANCED GROWING SYSTEM	12/07/2007	Active
3573608	77304572	CHEF IN A BOX	10/15/2007	Active
3573607	77304513	FLORIST IN A BOX	10/15/2007	Active
-	77304325	ADAPTIVE INTELLIGENCE	10/15/2007	Abandoned
-	77304131	SNIP IT CHOP IT HERB IT UP!	10/15/2007	Abandoned
-	77304079	[Missing Graphic Reference]	10/15/2007	Abandoned
-	77304040	ORGANIC AIR	10/15/2007	Abandoned
-	77304030	AERO-FRESH	10/15/2007	Abandoned
3528760	77304010	MOUNTAIN MEADOW	10/15/2007	Active
3592304	77303344	SPLASH OF COLOR	10/12/2007	Active
3592303	77303340	ENGLISH COTTAGE	10/12/2007	Active
-	77303337	WHITE SATIN	10/12/2007	Abandoned
3659815	77303332	RED VELVET	10/12/2007	Active
-	77301478	CORNER MARKET	10/11/2007	Abandoned
-	77238322	HERB IT & SERVE IT	07/25/2007	Abandoned
3592160	77238309	HERB IT UP	07/25/2007	Active
-	77229666	MINIGARDEN	07/13/2007	Abandoned
-	77202957	AEROFLOWER	06/11/2007	Abandoned
3568213	77185032	FLORIST IN A BOX	05/18/2007	Active
3413666	77170403	VEG-E-GARDEN	05/01/2007	Active
-	77154135	GET THE GARDEN	04/11/2007	Abandoned
-	77144237	PRODUCE PANTRY	03/29/2007	Abandoned
-	77142761	EDIBLE PANTRY	03/28/2007	Abandoned
-	77132485	ULTIMATE KITCHEN GARDEN	03/15/2007	Abandoned
3392651	77132449	ULTIMATE KITCHEN GARDENER	03/15/2007	Active
-	77130024	PET NET	03/13/2007	Abandoned
3389625	77129826	WALL GARDEN	03/13/2007	Active
3389624	77129806	WALL FARM	03/13/2007	Active
-	77129677	ADAPTIVE GROWTH INTELLIGENCE	03/13/2007	Abandoned
3373707	77127173	CHEF IN A BOX	03/09/2007	Active
3376411	77095536	HERB 'N SERVE	01/31/2007	Active
-	77070519	EVEN BETTER THAN ORGANIC	12/22/2006	Abandoned
3565083	77058534	PLUG & GROW	12/06/2006	Active
3370002	77058522	SWEET RUBIES	12/06/2006	Active
-	77045993	STRAWBERRY PATCH	11/16/2006	Abandoned
3524683	77045636	HERB APPEAL	11/16/2006	Active
-	77009465	BIOTRANSPORT	09/28/2006	Abandoned
-	77007729	GREEN THUMB GUARANTEE	09/26/2006	Abandoned

Domain Names:

DomainName	CreateDate	ExpirationDate	Status
365GARDENING.COM	10/27/2008	10/27/2013	Active
AEROGR.COM	5/14/2010	5/14/2013	Active
AGIMARKETING.COM	2/24/2005	7/1/2013	Active
BUYTHEGARDEN.COM	8/29/2006	8/29/2013	Active
GETTHEGARDEN.COM	8/29/2006	8/29/2013	Active
GROWFLOWERS.CA	6/22/2011	6/22/2013	Active
GROWFRESH.COM	10/30/2006	7/1/2013	Active
GROWFRESHNOW.COM	6/7/2007	6/7/2013	Active
GROWNOW.COM	6/14/2004	6/14/2013	Active
INDOORGARDENDEAL.COM	11/11/2009	11/11/2013	Active
INDOORGARDENDEALS.COM	11/17/2009	11/17/2013	Active
ULTIMATEKITCHENGARDEN.COM	6/12/2007	6/12/2013	Active
ULTIMATEKITCHENGARDENER.COM	6/12/2007	6/12/2013	Active

D.	Technical Information

Software rights for AeroGarden ULTRA software, and the programs and operational settings for all AeroGrow gardens, are owned by AeroGrow.  The software may control grow-light timer settings, pump/bubbler settings, nutrient timer settings, bulb-replace timer settings, garden-type settings, and alert LEDs.  The ULTRA adds customizability, time-sensitive tips, and a detailed user interface and control screen.  There is no relevant documentation.

List of software:  AG ULTRA, AG Extra, AG 7, Pro 100, AG 6, Space Saver 6, AG3, Ultimate Kitchen Garden, and Veggie Pro (including source code)